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                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                        AIM V.I. GROWTH AND INCOME FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                              AIM V.I. VALUE FUND


                        Supplement dated October 9, 1996
                      to the Prospectus dated May 1, 1996


The fourth sentence of the third paragraph under the caption "Investment Objectives and Programs - AIM V.I. Diversified Income Fund" on page 8 is revised to read in its entirety as follows:

         "The Fund may invest up to 10% of its total assets in common stocks, preferred stocks, similar equity securities and convertible securities of U.S. and foreign companies."

The following sentence is added after the fifth sentence of the fifth paragraph under the caption "Investment Objectives and Programs - AIM V.I. Global Utilities Fund" on page 9:

         "The Fund may invest up to 25% of its total assets in convertible securities."

The seventh sentence of the fifth paragraph under the caption "Investment Objectives and Programs - AIM V.I. Global Utilities Fund" on page 9 is revised to read in its entirety as follows:

         "Investments in non-convertible bonds, however, will not exceed 25% of the Fund's total assets."

The second sentence of the first paragraph under the caption "Certain Investment Strategies and Techniques" on page 11 is revised to read in its entirety as follows:

         "Each of the Funds may invest in money market obligations, foreign securities (including ADRs and EDRs), repurchase agreements, reverse repurchase agreements, taxable municipal securities, illiquid securities and Rule 144A securities; the Diversified Income Fund and the Government Fund may invest in U.S. Government Agency Mortgage-Backed Securities; each of the Funds may purchase or sell securities on a delayed delivery or when-issued basis and may borrow money; each of the Funds, other than the Money Market Fund, may lend portfolio securities and make short sales "against the box.""
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The fourth paragraph under the caption "Certain Investment Strategies and
Techniques - Foreign Securities" on page 12 is revised to read in its entirety as follows:

         "Under normal market conditions, the International Fund will invest at least 70% of its total assets in marketable equity securities (including common and preferred stock and depositary receipts for stock) and may invest up to 20% of its total assets in securities exchangeable for or convertible into stock of foreign companies. The issuers of such securities will, along with their predecessors, have been in continuous operation for three years or more and (except in the case of ADRs, EDRs and other securities representing underlying securities of foreign issuers) will be listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market."

The following sentences are added at the end of the fifth paragraph under the caption "Portfolio Management" on page 18:

         "Paula A. Permenter has been responsible for the Fund since 1996. Ms. Permenter has been associated with AIM since 1996 and has 8 years of experience as an investment professional. Prior to joining AIM, she was an Associate Trader and Investment Assistant with Van Kampen American Capital Asset Management, Inc."